UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) September 07, 2004


                          21ST CENTURY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


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         NEVADA                     000-29209                   48-1110566
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)
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          2700 W. SAHARA BOULEVARD, SUITE 440, LAS VEGAS, NEVADA 89102
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (702) 248-1588

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

Ken Curry, district judge for the 153rd Judicial District of Texas, awarded Patricia Wilson a total of $7,081,995.65 on September 3, 2004. The Company was notified of the award on September 7, 2004, four days after notification to the plaintiff's counsel.

The judgment sets forth the order as follows: $6,329,173.17 from 21st Century, $637,723.16 jointly from 21st Century and Ken Wilson, former TFCT CEO and Ms. Wilson's ex-husband, and $115,099.32 individually from Mr. Wilson.

21st Century intends to file a motion for a new trial and vigorously pursue the appellate process.


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  September 10, 2004                 By:  /s/ KEVIN ROMNEY
                                             -----------------------------
                                             Kevin Romney
                                             Chief Executive Officer